                                                                                              Exhibit 31.1

                    Certification Pursuant to § 302 of the Sarbanes-Oxley Act of 2002,

I, Stephen R. Crim, certify that:
1)      I have reviewed this report on Form 10-Q of American Safety Insurance Holdings, Ltd.;

2)       Based on my  knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a  material  fact  necessary  to make  the  statements  made,  in light of the circumstances  under which such  statements  were made, not  misleading  with respect to the period covered by this report;

3)       Based on my knowledge,  the financial  statements,  and other financial  information  included in this report,  fairly present in all material  respects the financial  condition,  results of operations  and cash flows of the  registrant as of, and for, the periods  presented in this report;

4)       The  registrant's  other  certifying  officer(s)  and  I are  responsible  for  establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e)
              and 15d-15(e)) for the registrant and have:

(a)      Designed  such  disclosure  controls  and  procedures,  or caused such  disclosure  controls  and
                     procedures  to  be  designed   under  our   supervision,   to  ensure  that  material
                     information relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

(b)      Evaluated  the  effectiveness  of  the  registrant's   disclosure  controls  and  procedures  and
                     presented in this report our conclusions  about the  effectiveness  of the disclosure controls  and  procedures,  as of the end of the period  covered by this report based on such evaluation; and

(c)      Disclosed  in this  report  any  change  in the  registrant's  internal  control  over  financial reporting  that occurred  during the  registrant's  most recent  fiscal  quarter (the registrant's  fourth  fiscal  quarter  in the  case of an  annual  report)  that  has materially  affected,  or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5)       The  registrant's  other  certifying  officer(s) and I have  disclosed,  based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit  committee of the  registrant's  board of  directors  (or persons  performing  the equivalent functions):

(a)      All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)      Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

                  Date: November 14, 2006
                                                                       /s/ Stephen R. Crim
                                                                       Stephen R. Crim
                                                                       Chief  Executive Officer and President